UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
   _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2014
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________
Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway Suite 1550 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 960-4777
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
  _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
The information required by this item is included in Item 8.01 and incorporated by reference herein.
Item 8.01. Results of Operations and Financial Condition
On April 29, 2014, Hi-Crush Partners LP (the "Partnership") filed with the Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K (the "Initial 8-K") disclosing that the Partnership's wholly owned subsidiary, Hi-Crush Augusta Acquisition Co. LLC ("Acquisition Co."), had completed its previously announced acquisition of 390,000 common units representing membership interest in Hi-Crush Augusta LLC ("Augusta") from Hi-Crush Proppants LLC ("Proppants"). On May 5, 2014, the Partnership filed a Current Report on Form 8-K/A to amend and supplement the Initial 8-K for the sole purpose of including the financial statements of Augusta and the pro forma financial information giving effect to the acquisition of Augusta required by Items 9.01(a) and 9.01(b) of Form 8-K.
Due to Proppants' control of the Partnership through its ownership and control, the acquisition of substantially all of the remaining equity interests in Augusta is considered a transfer of net assets between entities under common control. As such, the Partnership is required to recast its financial statements to include the activities of Augusta as of the date of common control. Exhibits 99.1 and 99.2, included in this Current Report on Form 8-K, give retroactive effect to the acquisition of Augusta as if the Partnership had owned Augusta since the Partnership's initial public offering on August 16, 2012.
The Partnership’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on February 28, 2014, as amended by the Partnership's Annual Report on Form 10-K/A for the year ended December 31, 2013 filed with the SEC on April 11, 2014 (as amended, the "2013 Form 10-K") and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (the "Form 10-Q"), filed with the SEC on May 5, 2014 are hereby recast by this Current Report on Form 8-K as follows:

•	2013 Form 10-K (Exhibit 99.1)

◦	The Selected Financial Data included herein Exhibit 99.1 supersedes Part II, Item 6 of the 2013 Form 10-K

◦	The Management's Discussion and Analysis of Financial Condition and Results of Operations included herein Exhibit 99.1 supersedes Part II, Item 7 of the 2013 Form 10-K

◦	The Financial Statements and Supplementary Data included herein supersedes Part II, Item 8 of the 2013 Form 10-K

•	Form 10-Q (Exhibit 99.2)

◦	The Financial Statements included herein Exhibit 99.2 supersedes Part I, Item 1 of the Form 10-Q

◦	The Management's Discussion and Analysis of Financial Condition and Results of Operations included herein Exhibit 99.2 supersedes Part I, Item II of the Form 10-Q
There have been no revisions or updates to any other sections of the 2013 Form 10-K and the Form 10-Q, other than the revisions noted above. This Current Report on Form 8-K should be read in conjunction with the 2013 Form 10-K and Form 10-Q, and any references herein to Items 6, 7 and 8 under Part II of the 2013 Form 10-K refer to Exhibit 99.1 and any references herein to Items 1 and 2 under Part I of the Form 10-Q refer to Exhibit 99.2. As of the date of this Current Report on Form 8-K, future references to the Partnership’s historical financial statements should be made to this Current Report as well as future quarterly and annual reports on Form 10-Q and Form 10-K, respectively.
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1
Audited consolidated financial statements of Hi-Crush Partners LP as of and for the year ended December 31, 2013 and as of and for the period ended August 16, 2012 to December 31, 2012, and the audited consolidated financial statements of Hi-Crush Proppants LLC for the period from January 1, 2012 to August 15, 2012, including the notes thereto and the reports of the independent registered public accounting firm thereon

99.2
Unaudited condensed consolidated financial statements of Hi-Crush Partners LP as of March 31, 2014 and December 31, 2013, and for the three months ended March 31, 2014 and 2013, including notes thereto

101	The financial statements and notes thereto included in this Current Report on Form 8-K of Hi-Crush Partners LP formatted in eXtensible Business Reporting Language (XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

	By:	Hi-Crush GP LLC, its general partner

Date: August 11, 2014	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1
Audited consolidated financial statements of Hi-Crush Partners LP as of and for the year ended December 31, 2013 and as of and for the period ended August 16, 2012 to December 31, 2012, and the audited consolidated financial statements of Hi-Crush Proppants LLC for the period from January 1, 2012 to August 15, 2012, including the notes thereto and the reports of the independent registered public accounting firm thereon

99.2
Unaudited condensed consolidated financial statements of Hi-Crush Partners LP as of March 31, 2014 and December 31, 2013, and for the three months ended March 31, 2014 and 2013, including notes thereto

101	The financial statements and notes thereto included in this Current Report on Form 8-K of Hi-Crush Partners LP formatted in eXtensible Business Reporting Language (XBRL)